UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2007

ROHM AND HAAS COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-03507	23-1028370
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania		19106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 592-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 23, 2007 , Rohm and Haas Company ("the Company") issued an earnings press release reporting the Company’s results of operations for the fiscal quarter ended September 30, 2007. A copy of that release is being furnished to the SEC as an exhibit to this form.

This earnings press release includes "non-GAAP financial measures." Specifically, the release refers to:

•EBITDA

Due to the varying impacts of debt, interest rates, acquisition related amortization, asset impairments and effective tax rates, EBITDA is calculated to facilitate comparisons between Rohm and Haas Company and our competitors on the operating performance of our company.

This measurement is not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures presented by other companies.

Item 9.01 Financial Statements and Exhibits.

Please see Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

October 23, 2007	By:	Jacques Croisetiere

Name: Jacques Croisetiere
Title: Executive Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Earnings Press Release dated October 23, 2007